CLIFFORD                                           LIMITED LIABILITY PARTNERSHIP
CHANCE
                                                                  CONFORMED COPY

                      TURQUOISE CARD BACKED SECURITIES PLC
                                    as Issuer

                                       and

                                  HSBC BANK PLC
                             as Issuer Account Bank

                                       and

                     LAW DEBENTURE TRUST COMPANY OF NEW YORK
                                 as Note Trustee

                                   ----------

                               ISSUER DISTRIBUTION
                             ACCOUNT BANK AGREEMENT

                                   ----------

                                    CONTENTS

CLAUSE                                                                      PAGE
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THIS AGREEMENT is made on 23 May 2006

BETWEEN:

(1)  TURQUOISE CARD BACKED SECURITIES PLC whose registered office is at c/o
     Wilmington Trust SP Services (London) Limited, Tower 42 (Level 11), 25 Old
     Broad Street, London EC2N 1HQ (the "ISSUER");

(2)  HSBC BANK PLC whose registered office is at 8 Canada Square, London E14 5HQ
     (the "ISSUER ACCOUNT BANK"); and

(3)  LAW DEBENTURE TRUST COMPANY OF NEW YORK, acting through its New York branch whose principal place of business is at 767 Third Avenue - 31st floor, New
     York, New York 10017 (the "NOTE TRUSTEE", which expression shall include its successors as Note Trustee pursuant to the Note Trust Deed).

IT IS HEREBY AGREED AS FOLLOWS:

1.   INTERPRETATION

1.1  DEFINITIONS

     Unless otherwise defined in this Agreement or the context requires otherwise, words and expressions used in this Agreement have the meanings and constructions ascribed to them in the Master Definitions Schedule set out in Schedule 1 (Master Definitions Schedule) of the Issuer Master
     Framework Agreement which is dated on or about the date of this Agreement and signed for the purpose of identification by, amongst others, each of the parties to this Agreement.

1.2  INCORPORATION OF COMMON TERMS

     The Common Terms apply to this Agreement and shall be binding on the parties to this Agreement as if set out in full in this Agreement.

1.3  CONFLICT WITH COMMON TERMS

     If there is any conflict between the provisions of the Common Terms and the provisions of this Agreement, the provisions of this Agreement shall prevail.

1.4  ADDITIONAL DEFINITIONS

     "ELECTRONIC MEANS" means in respect of transfers of sterling amounts, by way of CHAPS or such other system(s) as may replace it and in respect of transfers of dollar amounts, by way of SWIFT or such other system(s) as may replace it, or any other electronic messaging or transfer system as may be agreed in writing between the parties hereto;

     "LEDGER" means in respect of each Series, any of the ledgers regarding amounts debited from and credited to the relevant Series Issuer
     Distribution Account of such Series and any sub-ledgers and further sub-ledgers thereof relating to any Class or Sub-Class.

     "SERIES ISSUER DISTRIBUTION ACCOUNT" means, with respect to each Series,
     (together with any redesignation or sub-account thereof or any replacement therefor with any bank which is a Qualifying Institution), each account designated the "Turquoise Card Backed Securities plc - Series Issuer
     Distribution Account" and designated with reference to the

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     number of such Series or any account which replaces such account and held at any branch of the Issuer Account Bank;

1.5  OBLIGOR/OBLIGEE

     1.5.1 Paragraph 1 (Further Assurance) of the Common Terms applies to this
           Agreement as if set out in full in this Agreement and as if the
           Issuer and the Issuer Account Bank were the Obligor and the Note
           Trustee were the Obligee for the purposes of such Paragraph.

     1.5.2 Limited recourse and non-petition

           The provisions of Paragraph 8 (Non-Petition) of the Common Terms apply to this Agreement as if set out in full in this Agreement.

1.6  GOVERNING LAW AND JURISDICTION

     This Agreement and all matters arising from or connected with it shall be governed by English law in accordance with Paragraph 26 (Governing Law) of the Common Terms. Paragraph 27 (Jurisdiction) of the Common Terms applies to this Agreement as if set out in full in this Agreement.

1.7  REPRESENTATIONS AND WARRANTIES

     The Issuer gives certain representations and warranties to the Note Trustee on the terms set out in Schedule 4 (Issuer's Representations and
     Warranties) of the Issuer Master Framework Agreement.

1.8  COVENANTS

     The Issuer covenants with the Note Trustee on the terms set out in Schedule
     5 (Issuer Covenants) of the Issuer Funding Master Framework Agreement.

1.9  The headings in this Agreement shall not affect its interpretation.

1.10 Words denoting the singular number only shall include the plural number also and vice versa; words denoting one gender only shall include the other genders and words denoting persons only shall include firms and corporations and vice versa.

1.11 References to this or any other agreement or document include any amendment or supplement thereto or variation thereof for the time being having effect.

1.12 The parties hereto acknowledge that references to the Note Trust Deed in this Agreement are for definition purposes only and that (other than as expressly provided herein) the Issuer Account Bank, in its capacity as the account operating bank under this Agreement, shall not be deemed to have notice of its terms.

2.   THE ACCOUNT

2.1  Prior to the occurrence of an Event of Default in respect of a Series and subject to Clause 4.2, the Issuer Account Bank shall comply with any direction of the Issuer or its Delegate with respect to the Series Issuer
     Distribution Account of each Series provided that such direction shall:

     (a)   be in writing; and

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     (b)   comply with the relevant Mandate.

     Notwithstanding the provisions of this Clause 2.1 amounts shall only be withdrawn from the relevant Series Issuer Distribution Account of a Series to the extent that such withdrawal does not cause the relevant account to become overdrawn and furthermore credits shall only be made to an account when the Issuer Account Bank shall have received cleared funds.

2.2  The Issuer Account Bank agrees that if directed pursuant to Clause 2.1 above to make any payment, and provided such direction is given by the
     Issuer, its Delegate or the Note Trustee prior to 2.00 p.m. it will transfer such amounts prior to close of business on the Business Day on which such direction is received and for value that day provided that if any direction is received by the Issuer Account Bank later than 2.00 p.m.
     (London time) on any Business Day the Issuer Account Bank shall make such payment as soon as practicable on the commencement of business on the following Business Day for value that day.

2.3  The charges of the Issuer Account Bank (if any) for the operation of the relevant Series Issuer Distribution Account of each Series shall not be debited from the relevant Issuer Distribution Account but shall be payable by the Issuer within 30 days or less of receipt of a written invoice and charged by the Issuer Account Bank to the Issuer on the same basis and at the same rates as are generally applicable to its business customers and the Issuer Account Bank hereby acknowledges that it will have no recourse by way of set-off or otherwise against any funds standing to the credit the relevant Series Issuer Distribution Account of each Series or against any party hereto other than the Issuer in respect of the said charges.

3.   MANDATE

     The Issuer has agreed to deliver a Mandate with respect to each Series
     Issuer Distribution Account for each Series to the Issuer Account Bank
     (with a copy to the Note Trustee) and the Issuer Account Bank will confirm to the Issuer and the Note Trustee with respect to each Mandate:

     (a)   receipt by it of the relevant Mandate from the Issuer; and

     (b)   that the Mandate is operative and supersedes any previous mandates or arrangements relating to the relevant Series Issuer Distribution
           Account of the Series.

4.   ACKNOWLEDGEMENT BY HSBC BANK PLC

4.1  Notwithstanding anything to the contrary in the relevant corresponding
     Mandate, the Issuer Account Bank hereby:

     (a)   acknowledges that pursuant to the Note Trust Deed and each relevant
           Note Trust Deed Supplement the Issuer intends to assign, with respect to each Series, its rights, title and interest in the Issuer
           Distribution Account of such Series to the Note Trustee by way of security; and

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     (b)   subject to execution by the Issuer of the Note Trust Deed and each relevant Note Trust Deed Supplement (such execution to be notified by the Issuer to the Issuer Account Bank), waives any right it has or may hereafter acquire to combine, consolidate or merge the relevant
           Series Issuer Distribution Account with any other account of the
           Issuer or any other person or any liabilities of the Issuer or any other person to the Issuer Account Bank and agrees that it may not set off, transfer, combine or withhold payment of any sum standing to the credit of the relevant Series Issuer Distribution Account in or towards or conditionally upon satisfaction of any liabilities to it of the Issuer or any other person.

4.2  Notwithstanding anything to the contrary in the relevant Mandate or the
     Bank Account Operating Agreement, the Issuer Account Bank hereby agrees
     (with the consent of the Issuer):

     (a)   to comply with any direction of the Note Trustee expressed to be given by the Note Trustee pursuant to the Note Trust Deed and the relevant Note Trust Deed Supplement in respect of the operation of the relevant Series Issuer Distribution Account with respect to each
           Series and the Issuer Account Bank shall be entitled to rely on any such direction purporting to have been given on behalf of the Note
           Trustee without enquiry; and

     (b)   after the occurrence of an Event of Default in relation to a particular Series that all right, authority and power of the Issuer and the Delegate in respect of the operation of the relevant Series
           Issuer Distribution Account of such Series shall be deemed to be terminated and of no further effect and the Issuer Account Bank and the Issuer agree that the Issuer Account Bank shall, upon receipt of such notice (to be given in writing) from the Note Trustee, comply with the directions of the Note Trustee or any receiver appointed under the Note Trust Deed in relation to the operation of the relevant Series Issuer Distribution Account.

4.3  Until the Issuer Account Bank shall have been notified in writing by the
     Note Trustee that none of the Notes are outstanding, the Issuer Account
     Bank shall provide the Issuer with a monthly statement in respect of each
     Series Issuer Distribution Account or upon written request from time to time, and in the latter case such statement shall be provided as soon as reasonably practicable after receipt of a request for a statement.

5.   INDEMNITY

5.1  Unless otherwise directed by the Note Trustee pursuant to Clause 4.2 above, the Issuer Account Bank in making payment from each Series Issuer
     Distribution Account, in accordance with this Agreement, shall be entitled to act as directed by the Issuer pursuant to Clause 2.1 above and to rely as to the amount of any such transfer or payment on the instruction of the
     Issuer in accordance with the relevant Mandate and the Issuer Account Bank shall have no liability for any loss, injury or consequence suffered or incurred by the Issuer for any action taken as a consequence of relying on any such instruction except in the case of the Issuer Account Bank's wilful default, negligence, fraud or unremedied breach of this Agreement.

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5.2  The Issuer shall indemnify the Issuer Account Bank against any loss, cost, damage, charge or expense incurred by the Issuer Account Bank in complying with any direction of the Issuer or the Note Trustee as the case may be, delivered pursuant to and in accordance with this Agreement, save that this indemnity shall not extend to:

     (a)   the charges of the Issuer Account Bank (if any) for the operation of each Series Issuer Distribution Account; and

     (b)   any loss, cost, damage, charge or expense arising from any breach by the Issuer Account Bank of its obligations under this Agreement.

6.   TERMINATION AND RESIGNATION

6.1  RESIGNATION

     The Issuer Account Bank may resign its appointment upon not less than 4 weeks' notice to the Issuer (with a copy to the Note Trustee), provided that:

     6.1.1 if such resignation would otherwise take effect less than 30 days before or after a Final Redemption Date or other date for redemption of the Notes or any Interest Payment Date in relation to the Notes, it shall not take effect until the thirtieth day following such date;
           and

     6.1.2 such resignation shall not take effect until a successor has been duly appointed consistently with Clause 6.5 (Successor Issuer Account
           Bank) or Clause 6.6 (Issuer Account Bank may appoint Successors).

6.2  TERMINATION

     The Issuer may (with the prior written approval of the Note Trustee) revoke its appointment of the Issuer Account Bank by not less than 30 days' notice to the Issuer Account Bank (with a copy, to the Note Trustee). Such revocation shall not take effect until a successor, previously approved in writing by the Note Trustee, has been duly appointed consistently with
     Clause 6.5 (Successor Issuer Account Bank) or Clause 6.6 (Issuer Account
     Bank may appoint Successors).

6.3  AUTOMATIC TERMINATION

     The appointment of the Issuer Account Bank shall terminate forthwith if an
     Insolvency Event occurs in relation to the Issuer Account Bank. If the appointment of the Issuer Account Bank is terminated in accordance with this provision, the Issuer shall forthwith appoint a successor in accordance with Clause 6.5 (Successor Issuer Account Bank).

6.4  QUALIFIED INSTITUTION

     In the event that the Issuer Account Bank ceases to be a Qualified
     Institution, the Issuer Account Bank shall immediately give notice of that fact to the Note Trustee and the Issuer. As soon as practicable thereafter and in any event within 30 days of such notice, the Issuer Account Bank shall transfer the closing credit balance of each Series Issuer
     Distribution Account, together with all interest accrued on such balance up to but not including the date of transfer, to an appropriate successor account with a Qualified Institution, approved by the Note Trustee.

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6.5  SUCCESSOR ISSUER ACCOUNT BANK

     The Issuer may (with the prior written approval of the Note Trustee)
     appoint a successor Issuer Account Bank and shall forthwith give notice of any such appointment to the Note Trustee, whereupon the Issuer and the Note
     Trustee and the successor Issuer Account Bank shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form of (and on the same terms as)
     this Agreement. Any successor Issuer Account Bank appointed by the Issuer shall be a Qualified Institution.

6.6  ISSUER ACCOUNT BANK MAY APPOINT SUCCESSORS

     If the Issuer Account Bank gives notice of its resignation in accordance with Clause 6.1 (Resignation) and by the tenth day before the expiry of such notice a successor has not been duly appointed in accordance with
     Clause 6.5 (Successor Issuer Account Bank), the Issuer Account Bank may
     itself, following such consultation with the Issuer as is practicable in the circumstances and with the prior written approval of the Note Trustee, appoint as its successor any Qualified Institution. The Issuer Account Bank shall give notice of such appointment to the Issuer and the Note Trustee whereupon the Issuer and the Note Trustee and such successor shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form of (and on the same terms
     as) this Agreement.

6.7  MERGER

     6.7.1 Successor through merger: Any legal entity into which the Issuer
           Account Bank is merged or converted or any legal entity resulting from any merger or conversion to which such the Issuer Account Bank is a party shall, to the extent permitted by applicable law, be the successor to the Issuer Account Bank without any further formality.

     6.7.2 Rights and obligations upon merger: In the event of such a merger or conversion the Issuer and the Note Trustee and such successor shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form of
           (and on the same terms as) this Agreement.

     6.7.3 Notice of merger: Notice of any such merger or conversion shall forthwith be given by such successor to the Issuer and the Note
           Trustee.

7.   CHANGE OF NOTE TRUSTEE OR ISSUER ACCOUNT BANK

7.1  If there is any change in the identity of the Note Trustee in accordance with the terms of the Note Trust Deed, or a change in the identity of the
     Issuer Account Bank other than in terms of Clause 6.7 (Merger), the parties hereto or any of them as appropriate shall execute such documents and take such actions as the new Note Trustee or Issuer Account Bank and the
     outgoing Note Trustee or Issuer Account Bank may require for the purpose of vesting in the new Note Trustee or Issuer Account Bank the rights and obligations of the outgoing Note Trustee or Issuer Account Bank, and releasing the outgoing Note Trustee or Issuer Account Bank from its future obligations under this Agreement.

                                       -6-

7.2  In the event of any termination under Clause 6 (Termination and
     Resignation) the Issuer Account Bank shall take reasonable steps (for a period of no longer than 3 months after such termination) to assist the other parties hereto to effect an orderly transition of the Issuer's banking arrangements.

8.   COSTS

     The Issuer agrees to pay the proper costs (including proper legal costs and expenses) of the Issuer Account Bank and of the Note Trustee in connection with the negotiation of this Agreement and the establishment of the Account and the negotiation and execution of any further documents and the taking of any further action to be executed or taken pursuant to Paragraph 18
     (Confidentiality) of Schedule 2 (Common Terms) of the Master Framework
     Agreement.

IN WITNESS WHEREOF the parties hereto have signed and executed this Agreement on the day and year first above written.

                                       -7-

                                   SCHEDULE 1

                                  BANK MANDATE

                      (SERIES ISSUER DISTRIBUTION ACCOUNT)

At a duly constituted meeting of the Board of Directors of Turquoise Card Backed
Securities plc (the "COMPANY") held at the registered office of the Company on
22 May 2006.

IT WAS RESOLVED that:

1.   The Company ratify the opening of the account number 60190505 sort code
     40-05-15 in the name of the Company designated the "Turquoise Card Backed
     Securities plc- Series 2006-1 Issuer Distribution Account" (the "SERIES
     ISSUER DISTRIBUTION ACCOUNT") held with HSBC Bank plc (the "ISSUER ACCOUNT
     BANK" for the purpose of this mandate) at 8 Canada Square, London, E14 5HQ and that the Series Issuer Distribution Account be used as an account for the benefit of the Company.

2.   Terms defined in the Issuer Distribution Account Bank Agreement entered into on or about 23 May 2006 between the Company, Law Debenture Trust
     Company of New York (the "NOTE TRUSTEE") and the Issuer Account Bank (the
     "ISSUER DISTRIBUTION ACCOUNT BANK AGREEMENT") have the same meanings herein, unless otherwise defined herein or as the context otherwise requires.

3.   In relation to the Series Issuer Distribution Account, the Issuer Account
     Bank is hereby authorised to honour and comply with all cheques, drafts, bills, payments by way of the Clearing House Automated Payment System,
     promissory notes, acceptances, negotiable instruments and orders expressed to be drawn, accepted made or given and all directions in writing in respect of the Series Issuer Distribution Account opened pursuant to the
     Series Issuer Distribution Issuer Account Bank Agreement, PROVIDED THAT any
     such cheques, bills, promissory notes, acceptances, negotiable instruments, directions, orders and/or endorsements are signed by any of the persons whose names and specimen signatures are set out in the schedule attached to these Resolutions OR THAT any directions or orders are received by the
     Issuer Account Bank by means of secure facsimile transmission that includes the signal number authentication code supplied to the Issuer.

4.   Notwithstanding Resolution 3 above, the Issuer Account Bank be and is hereby instructed to act on any advice contained in a secure facsimile transmission that includes the signal number authentication code with respect to the debiting and crediting of monies from and to the Series
     Issuer Distribution Account unless notified otherwise in writing by the
     Company.

5.   The mandates given to the Issuer Account Bank by virtue of these resolutions shall, subject as provided in Resolution 6 below, remain in force, unless and until the Issuer Account Bank has received from the Note
     Trustee notice to the contrary (the "NOTE TRUSTEE'S NOTICE").

6.   If the Issuer Account Bank has received the Note Trustee's Notice, any instruction or other direction referred to in Resolution 3 as it relates to amounts in the Series Issuer Distribution Account in respect of the Series shall be signed by or on behalf of the Note Trustee or any substitute administrator or by the person or persons specified by the Note

                                       -8-

     Trustee in the Note Trustee's Notice or as otherwise agreed or directed by the Note Trustee hereafter.

7.   The Issuer Account Bank be supplied with the list of names of Directors, the Secretary and other officers of the Company and the Issuer Account Bank be and is hereby authorised to act on any information given by a Director or the Secretary of the Company (as the case may be) as to any changes therein.

8.   These Resolutions be communicated to the Issuer Account Bank and remain in force until an amending Resolution shall be passed by the Board of
     Directors of the Company with the prior written consent of the Note Trustee and a copy thereof and of such consent, certified by any one of the
     Directors or the Secretary, shall be received by the Issuer Account Bank.

I hereby certify the above to be a true extract from the Minutes of the said
Meeting.

---------------------------
Director

                                       -9-

                                    SCHEDULE
                               LIST OF SIGNATORIES

NAMES                                                         SPECIMEN SIGNATURE

[o]

                                      -10-

                                 EXECUTION PAGE

THE ISSUER

EXECUTED by
TURQUOISE CARD BACKED SECURITIES PLC

By: RUTH SAMSON

Director

ISSUER ACCOUNT BANK

EXECUTED by
HSBC BANK PLC

By: PAUL OLIVE
    -----------------------------------
Authorised Signatory

THE NOTE TRUSTEE

LAW DEBENTURE TRUST
COMPANY OF NEW YORK AS NOTE TRUSTEE

By PATRICK J. HEALY
    -----------------------------------
Name PATRICK J. HEALY
Title VICE PRESIDENT

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